UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 17, 2017

Matador Resources Company

(Exact name of registrant as specified in its charter)

Texas	001-35410	27-4662601
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5400 LBJ Freeway, Suite 1500, Dallas, Texas	75240
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 371-5200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Contribution Agreement

On February 17, 2017, in connection with the formation of San Mateo Midstream, LLC (“San Mateo Midstream”), a joint venture with FP MMP Holdings LLC, a subsidiary of Five Point Capital Partners LLC (“Five Point”), Longwood Midstream Holdings, LLC (“Longwood Holdings”), a wholly-owned subsidiary of Matador Resources Company (“Matador”), entered into and consummated the transactions (the “Closing”) contemplated by a Subscription and Contribution Agreement (the “Contribution Agreement”), by and among Longwood Holdings, Five Point and San Mateo Midstream.

Pursuant to the terms of the Contribution Agreement, Longwood Holdings made an initial capital contribution to San Mateo Midstream consisting of (a) all of the outstanding equity interests in Longwood RB Pipeline, LLC (“Longwood RB”), Longwood Wolf Pipeline, LLC (“Longwood Wolf”), Fulcrum Delaware Water Resources, LLC (“Fulcrum”), DLK Black River Midstream, LLC (“DLK”) and Black River Water Management Company, LLC (“Black River” and, together with Longwood RB, Longwood Wolf, Fulcrum and DLK, the “Contributed Entities”), which Contributed Entities hold Matador’s midstream assets in the Wolf and Rustler Breaks areas valued at $350.0 million (the “Midstream Assets”) and (b) cash in the amount of $5.1 million, in exchange for 51.0% of the membership interests in San Mateo Midstream. Also at the Closing, Five Point made an initial capital contribution of cash in the amount of $176.4 million, of which $171.5 million was immediately distributed to Longwood Holdings, partially as a reimbursement of capital expenditures by Matador and its subsidiaries with respect to the Midstream Assets, in exchange for 49.0% of the membership interests in San Mateo Midstream. In addition to the initial capital contributions, each of Longwood Holdings and Five Point committed to make additional capital contributions of $71.4 million and $68.6 million, respectively. Within 120 days following the Closing, the initial capital contributions will be subject to customary adjustments based on the net working capital of the Contributed Entities at the Closing and the net operating income of the Contributed Entities between February 1, 2017 and the Closing.

The Contribution Agreement contains customary representations and warranties and covenants by Longwood Holdings, Five Point and San Mateo Midstream, including covenants regarding certain tax and confidentiality matters.

The description of the Contribution Agreement set forth above is qualified in its entirety by reference to the Contribution Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference. This summary of the principal terms and the Contribution Agreement have been included to provide security holders with information regarding the terms of the Contribution Agreement. Neither is intended to provide any other factual information about Matador, Longwood Holdings, Five Point or their respective subsidiaries or affiliates. The representations and warranties and covenants contained in the Contribution Agreement were made solely for purposes of the Contribution Agreement as of specific dates, were solely for the benefit of the parties to the Contribution Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Contribution Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to security holders. Security holders are not third-party beneficiaries under the Contribution Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Matador, Longwood Holdings or Five Point. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Contribution Agreement, which subsequent information may or may not be fully reflected in Matador’s public disclosures.

Supplemental Indenture

On February 17, 2017, in connection with the transactions contemplated by the Contribution Agreement (the “Contribution Transactions”), Matador entered into a Fourth Supplemental Indenture (the “Fourth Supplemental Indenture”) with Wells Fargo Bank, National Association, as trustee (the “Trustee”), which supplements the Indenture, dated as of April 14, 2015 (as supplemented and amended, the “Indenture”), among Matador, the Guarantors named therein and the Trustee. Pursuant to the Fourth Supplemental Indenture, on February 17, 2017, (i) Longwood Holdings was designated as a guarantor under the Indenture and (ii) DLK and Black River were released as parties to and as guarantors under the Indenture.

The foregoing description of the Fourth Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Fourth Supplemental Indenture, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On February 17, 2017, Longwood Holdings consummated the transactions contemplated by the Contribution Agreement (the “Contribution Transactions”) described in Item 1.01 of this Current Report, which is incorporated by reference into this item in its entirety.

Item 7.01.	Regulation FD Disclosure.

On February 17, 2017, Matador issued a press release announcing the execution of the Contribution Agreement and the Closing of the Contribution Transactions. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01.	Financial Statements and Exhibits.

(b)	Pro forma financial information.

The pro forma financial information for the Contribution Transactions required by Item 9.01 is furnished as Exhibit 99.2 to this Current Report. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2016 has been prepared to present Matador’s financial condition as if the Contribution Transactions had occurred on September 30, 2016. The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2016 and the fiscal year ended December 31, 2015 have been prepared to present Matador’s results of operations as if the Contribution Transactions had occurred on January 1, 2016 or January 1, 2015, respectively. The unaudited pro forma financial information has been prepared for comparative purposes only and does not purport to be indicative of future results of operations or financial condition.

(d)	Exhibits.

Exhibit No.	Description

2.1*	Subscription and Contribution Agreement, dated as of February 17, 2017, by and among Longwood Midstream Holdings, LLC, FP MMP Holdings LLC and San Mateo Midstream, LLC.

4.1	Fourth Supplemental Indenture, dated as of February 17, 2017, by and among Matador Resources Company, Black River Water Management Company, LLC, DLK Black River Midstream, LLC, Longwood Midstream Holdings, LLC, the Guarantors named therein and Wells Fargo Bank, National Association, as trustee.

99.1	Press Release, dated February 17, 2017.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Information.

*	Pursuant to Item 601(b)(2) of Regulation S-K, Matador agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATADOR RESOURCES COMPANY

Date: February 24, 2017	By:	/s/ Craig N. Adams
Craig N. Adams
Executive Vice President

INDEX TO EXHIBITS

Exhibit No.	Description

2.1*	Subscription and Contribution Agreement, dated as of February 17, 2017, by and among Longwood Midstream Holdings, LLC, FP MMP Holdings LLC and San Mateo Midstream, LLC.

4.1	Fourth Supplemental Indenture, dated as of February 17, 2017, by and among Matador Resources Company, Black River Water Management Company, LLC, DLK Black River Midstream, LLC, Longwood Midstream Holdings, LLC, the Guarantors named therein and Wells Fargo Bank, National Association, as trustee.

99.1	Press Release, dated February 17, 2017.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Information.

*	Pursuant to Item 601(b)(2) of Regulation S-K, the Matador agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request.